STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	32
Beginning Date of Collection Period	01-Feb-05
End Date of Collection Period	28-Feb-05
Payment Date	21-Mar-05
Previous Payment Date	22-Feb-05

Funds Disbursement
Collected Funds	14,347,110.99
Available Payment Amount	14,207,300.55
Principal Collections	11,701,634.11
Interest Collections (net of servicing fee)	2,505,666.44
Net of Principal Recoveries	2,473,884.90
Principal Recoveries	31,781.54
Servicing Fee	139,810.44
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	14,347,110.99
Interest Paid to Notes	464,506.43
Principal Paid to Notes	1,204,954.29
Transferor - pursuant to 5.01 (a) (xii)	12,537,839.83
Servicing Fee	139,810.44

Pool Balance
Beginning Pool Balance	335,545,044.26
Principal Collections (including repurchases)	11,701,634.11
Additional Principal Reduction Amount	1,204,954.29
Ending Pool Balance	322,638,455.86

Collateral Performance
Cash Yield (% of beginning balance)	9.35%
Loss Rate (net of principal recoveries; % of beginning balance)	4.20%
Net Yield	5.15%
Realized Losses	1,173,172.75
Cumulative Realized Losses	15,907,318.27
Cumulative Loss Percentage	1.41%
Delinquent Loans
One Payment Principal Balance of loans	19,642,602.50
One Payment Number of loans	177
Two Payments Principal Balance of loans	4,605,286.64
Two Payments Number of loans	41
Three+ Payments Principal Balance of loans	37,121,232.06
Three+ Payments Number of loans	382

Two+ Payments Delinquency Percentage	12.93%
Two+ Payments Rolling Average	13.12%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	3,200
Number outstanding end of period	3,093
Number of REO as of the end of the Collection Period	139
Principal Balance of REO as of the end of the Collection Period	11,716,084.16

Overcollateralization
Begin OC Amount	125,745,719.86
OC Release Amount	11,701,634.11
Extra Principal Payment Amount	0.00
End OC Amount	114,044,085.75

Target OC Amount	77,433,229.41
Interim OC Amount	125,745,719.86
Interim OC Deficiency	0.00

Monthly Excess Cashflow	836,205.72
Principal Payment Amount	-
Principal Collections	11,701,634.11
OC Release Amount	11,701,634.11

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	2.59938%
Class A Formula Rate (1-mo. Libor plus 30bps)	2.89938%
Class A Note Rate	2.89938%
Class M Formula Rate (1-mo. Libor plus 65bps)	3.24938%
Class M Note Rate	3.24938%
Available Funds Cap	10.22140%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	1.580551
2. Principal Payment per $1,000	1.146476
3. Interest Payment per $1,000	0.434075

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.89938%
2. Days in Accrual Period	27

3. Class A Interest Due	387,538.35
4. Class A Interest Paid	387,538.35
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	178,216,651.88
2. Class A Principal Due	1,023,563.44
3. Class A Principal Paid	1,023,563.44
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	177,193,088.44

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.9617438%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	19.8470962%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	54.9200150%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	1.632951
2. Principal Payment per $1,000	1.146476
3. Interest Payment per $1,000	0.486475

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.24938%
2. Days in Accrual Period	27

3. Class M Interest Due	76,968.08
4. Class M Interest Paid	76,968.08
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	31,582,672.52
2. Class M Principal Due	181,390.85
3. Class M Principal Paid	181,390.85
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	31,401,281.67

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.9617438%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	19.8470962%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	9.7326531%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on March 21, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 14th day of March, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer